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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of report (Date of earliest event reported): MAY 2, 1997


                           OMEGA HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    TENNESSEE
                 (State or other jurisdiction of incorporation)


       0-19283                                          63-0858713
(Commission File Number)                   (I.R.S. Employer Identification No.)


            5100 POPLAR AVENUE, SUITE 2100, MEMPHIS, TENNESSEE 38137 (Address of principal executive offices, including Zip Code)


                                 (901) 683-7868
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 2, 1997, Omega Health Systems of Indiana, Inc. (Omega-Indiana), a wholly-owned subsidiary of the Registrant, merged with Faust Eye Center, P.C., an Indiana professional corporation which had practiced ophthalmology. Subsequent to the merger, Omega-Indiana entered into a long-term management agreement with a new professional corporation owned by Joseph Faust, M.D. to carry on the practice formerly conducted by Faust Eye Center, P.C. The consideration for the merger consisted of 169,000 shares of the Registrant's common stock and cash of approximately $460,000.

Also on May 2, 1997, Omega-Indiana and Outpatient Surgery Center of Indiana, Inc.(OSCII), an Indiana corporation owned by Dr. Faust, formed an Indiana limited liability partnership. In connection with the formation of the LLP, Omega-Indiana contributed $1,241,000 in cash and OSCII contributed the assets of its surgery center with an agreed upon value of $2,481,000. The Partnership then made a distribution to OSCII equal to $1,241,000. After these transactions, Omega-Indiana owns a 50% interest in the LLP and OSCII owns a 50% interest. Omega-Indiana is managing partner under the terms of the partnership agreement.

On May 2, 1997, Omega Acquisition Subsidiary, Inc. (OASI), a wholly-owned subsidiary of the Registrant, completed a merger with Primary Eyecare Network
(PEN) and P.E.N. Resources, Inc. (Resources). PEN and Resources provide products and services to independent optometrists, enhancing their ability to practice successfully in a competitive eye care marketplace. The consideration for the merger consisted of $1.9 million in cash and 195,000 shares of the Registrant's common stock.

The Registrant financed the cash portion of these transactions with borrowings under its Revolving Credit Facility with NationsCredit Commercial Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of the Business Acquired and Pro Forma Financial Statements

          After subsequent investigation, the Registrant has determined that such financial statements are not required to be filed.


         (b)  Exhibits

         2.1  Press Release dated May 6, 1997*
         2.2  Press Release dated May 5, 1997*
         2.3 Merger Agreement by and among Faust Eye Center, P.C., Omega Health Systems of Indiana, Inc., Omega Health Systems, Inc. and Joseph Faust, M.D.*
         2.4  Partnership Agreement of Outpatient Surgery Center of Indiana,
              LLP*
         2.5 Merger Agreement by and between Leonard Osias, O.D., Irene Osias, both as Trustees of the Osias Family Trust dated August 18, 1988, Primary Eyecare Network, P.E.N. Resources, Inc., Omega
              Health Systems, Inc. and Omega Acquisition Subsidiary, Inc.*

* Previously filed




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OMEGA HEALTH SYSTEMS, INC.


Dated: October 24, 1997                    By:  /s/ Ronald Edmonds
                                                -------------------------------
                                                Ronald Edmonds
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX






                                                                        SEQUENTIALLY
EXHIBIT                                                                  NUMBERED
NUMBER                     DESCRIPTION OF EXHIBIT                          PAGE
------                     ----------------------                          ----
2.1     Press Release dated May 6, 1997*
2.2     Press Release dated May 5, 1997*
2.3     Merger Agreement by and among Faust Eye Center, P.C., Omega Health
        Systems of Indiana, Inc., Omega  Health Systems, Inc. and Joseph
        Faust, M.D.*
2.4     Partnership Agreement of Outpatient Surgery Center of Indiana, LLP*
2.5     Merger Agreement by and between Leonard Osias, O.D., Irene Osias, both as Trustees of the Osias Family Trust dated August 18, 1988,
        Primary Eyecare Network, P.E.N. Resources, Inc., Omega Health
        Systems, Inc. and Omega Acquisition Subsidiary, Inc.*

* Previously filed